EXHIBIT [  ]
附件[  ]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF MOQIZONE HOLDING CORPORATION (THE “COMPANY”) THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR (Y), (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY  MUST FIRST BE PROVIDED.  FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

此证书代表的证券没有在修订的1933年证券法（“美国证券法”）或任何州证券法下登记。证券持有人于此同意，为了摩奇地带控股公司（“公司”）的利益，不可要约、出售、转让、抵押或以其他方式处置，除非(X)证券登记申请表已生效或(Y)根据以下情况处置(A)对象是公司，(B) 在美国境外，根据美国证券法的S规则（“规则S”）下的904条文以及相应的当地法律法规，(C)在美国境内，根据(1)美国证券法下的144A规则或(2)美国证券法下的144规则或相应的州证券法，或(D)在另一个不需要根据美国证券法或相应的州证券法登记的交易中；但是，在根据以上(C)(2)或(D)处置的情况下，应首先取得公司满意的法律意见书。另外，除非符合证券法要求，不得对此证券进行对冲交易。

MOQIZONE HOLDING CORPORATION
8% CONVERTIBLE EXCHANGEABLE NOTE
DUE: ________, 2013

摩奇地带控股公司
8%可转换可交换债券
期满：2013年__月__日

No.: _______	______, 2010
数目：_____	2010年__月__日

$__________	New York, New York
________美元	纽约州，纽约市

FOR VALUE RECEIVED, the undersigned, MoqiZone Holding Corporation. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to the order of _____________________________________, or his or its registered assigns (the “Holder”), the principal sum of __________________ ___________________________________________Dollars (US$_________) on [  ], 2013 (the “Maturity Date”),
据已讫金额，下列签署人，摩奇地带控股公司（“公司”），根据特拉华州法律设立并存续，承诺于2013年__月__日（“期满日”）付予_______________或其注册的受让人（“持有人”）总额为_______美元的本金 (US$_________)。

together with interest (computed on the basis of a 365-day year) on the outstanding principal amount at the rate of ten percent (8%) per annum from the date hereof, payable quarterly, with the first payment to be made on January 14, 2011 and thereafter to be paid thirty (30) days after the end of each fiscal quarter, until the principal hereof shall have become due and payable, provided, however, that, each payment hereunder may be made by the Company, at its sole option, in the form of either (a) cash, or (b) shares of common stock of the Company, $0.001 par value per share (“Common Shares”), at the lower of (i) the two (2) day volume weighted average price (the “VWAP”), as reported by Bloomberg, LP (“Bloomberg”), or if such information is not then being reported by Bloomberg, then as reported by such other data information source as may be selected by the Holder, from the date the Company informs the Holder that it is making such payment in shares of common stock and (ii) $2.25 (the “Conversion Price”); provided however, that the Company may not issue shares with a value of less than $2.20 per share, and provided further that the Company may not issue more than a total of 450,000 shares to all of the Purchasers and such amount shall be distributed on a pari pasu basis with respect to the value of all of the Notes issued pursuant to the Securities Purchase Agreement, as defined below. Notwithstanding the foregoing, all payments hereunder shall be made in cash unless all of the following conditions are met: (u) the Company’s common stock has been trading at a price of over $2.20 per share for ten (10) consecutive days prior to the date the Company elects to make a payment in shares of common stock; (v) not less than five (5) calendar days prior to the applicable payment date, the Company shall have notified the Holder that it intends to make such payment in Common Shares; (w)  the Common Shares underlying the Note are registered in an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); and (x) neither an Event of Default nor a Trigger Event shall have occurred. All payments shall be applied first to costs of collection, if any, then to accrued and unpaid interest, and thereafter to principal.  For purposes hereof, the term “Outstanding Balance” means, at any given time, the sum of the outstanding principal balance of this Note and any accrued but unpaid interest, collection and enforcement costs, and any other fees incurred under this Note.

连同未付本金的8%年利息（以365日为一年计算），从本证书之日开始，应每季度支付，第一笔利息应付日期为2011年1月14日，之后应于每季度结束后的三十（30）天支付，直到本金到期应付为止。然而，每笔付款的方式由公司自主决定为(a)现金，或(b) 公司票面值为0.001美元/股的普通股（“普通股”），以下列较低价格为准：(i)Bloomberg, LP（“Bloomberg”）报导的两日交易量加权平均( “VWAP”)，或者如果Bloomberg没有报导此信息，持有人可以选择其他此类信息来源于公司通知持有人选择普通股为付款方式当日对相关信息的报导；和(ii) 2.25美元（“转换价格”）；然而，公司不能以低于2.20美元/股的价格发行股票，并且，公司给所有购买人发行的股票不能多于450,000股，并且给各债券购买人发行的股票应根据证券购买协议（如下解释）对应各人的投资额公平分配。尽管有如上规定，如果下列的全部条件都实现，全部与本债券有关的付款都应当以现金的方式：(u) 在公司选择以普通股为付款方式之前连续十（10）天之内，公司的普通股交易价格在2.20美元/股以上；(v) 在相关付款日期之前不少于五（5）天，公司必须通知持有人其意图以普通股的方式付款；(w) 代表债券的普通股注册于在经修订的1933年证券法（“证券法”）下有效的证券登记申请表；和 (x) 没有违约事件或引发事件发生。所有的付款都应该先用于托收费（如有），然后用于累积且未付利息，然后用于本金。仅适用于此文件，“未付余额”一词的意思是，在任何时间里，此债券未付本金、累计且未付利息、托收和实施费用以及其他与此债券相关费用的总和。

1.           Securities Purchase Agreement.       This Note has been issued pursuant to the terms and conditions set forth in the Securities Purchase Agreement dated as of [  ] by and among the Company and the respective Purchasers named therein (as from time to time amended, the “Securities Purchase Agreement”).  All of the terms and conditions of such Securities Purchase Agreement are incorporated herein by this reference, and all capitalized terms not separately defined in this Note, shall have the same meanings as defined in the Securities Purchase Agreement.

证券购买协议。此债券是根据公司与各购买人于2010年__月__日签署的证券购买协议（“证券购买协议”）下的条款和条件发行的。证券购买协议下的所有条款和条件都参引合并于此，并且在本债券证书未被另行定义但已使用的黑体字词具有与其在证券购买协议中相同的释义。

2.           Intentionally Left Blank.
此款故意留空。

3.           Prepayment.     The Company may at any time, upon thirty (30) days written notice, prepay all of the outstanding Notes on a pro-rata basis at 110% of the outstanding principal balance if the Company’s Common Stock is listed on Nasdaq or NYSE Amex (“Higher Exchange”). If the Company is not listed on a Higher Exchange, then upon thirty (30) days written notice, the Company may prepay all of the outstanding Notes on a pro-rata basis at 150% of the outstanding principal balance.
提前付款。公司可以在任何时间，只需在此之前三十（30）天书面通知即可，按本金的110%比例提前支付所有债券，如果公司在纳斯达克股票市场或纽约证券交易所（“主板”）挂牌上市。如果公司不在主板挂牌上市，在提供30天书面通知的前提下，按本金的150%比例提前支付所有债券。

4.           Notes.    Payments of principal of, and interest on, this Note are to be made in lawful money of the United States of America at such place as provided in the Securities Purchase Agreement.  This Note is one of a series of up to $[  ] aggregate amount of 8% Convertible Exchangeable Notes (herein called the “Notes”) issued pursuant to the Securities Purchase Agreement, and is subject to other terms as set forth in the Securities Purchase Agreement.
债券。此债券的本金和利息应通过美国的合法金钱在证券购买协议中规定的地方支付。此债券是根据证券购买协议发行的总额高达___美元的一系列8%可转换可交换债券（“债券”）之一，并且受证券购买协议下其他条款所限制。

5.           Registered Note.    This Note is a registered Note and, as provided in the Securities Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

已注册债券。此债券是已注册债券，并且，如证券购买协议所规定，交出经正当签署的此债券证书之后，或附上经由此债券持有人或经持有人书面授权的律师正当签署的转让文件，一份新的代表相同本金的债权证书将会发给受让人，并注册于受让人名下。在公司接收到转让的注册文件之前，公司可以认定此债权证书上注明的名字为持有人来决定受款人或为了其他目的，并且公司不会因相反内容的通知而受到影响。

6.	Conversion Rights.
转股权利

a.         General.
一般条款

(i)           Conversion.  The Holder of this Note shall have the right at any time or from time to time, to convert all or any part of the outstanding and unpaid principal amount of the Holder’s Note (and any accrued and unpaid interest thereon) into fully paid and non-assessable Common Stock, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price. Any such conversion set forth in a Conversion Notice dated prior thereto, shall be deemed to be effective as of the date of such Conversion Notice.

转股。此债券的持有人在任何时间或时不时都有权力转换此债券未付本金（包括任何累积且未付利息）的全部或部分为全额支付及不可催缴的公司普通股，或者同等价值的公司其他股本或证券。所有在注明日期的转股声明中所列的转股都被认为是在转股声明所注之日生效。

(ii)          Conversion Amount.  The number of shares of Common Stock to be issued upon each conversion of the Holder’s Note shall be equal to (i) the Conversion Amount (as defined below) divided by (ii) the applicable Conversion Price then in effect on the date specified in the Conversion Notice, in the form accompanying this Agreement delivered to the Company by the Holder in accordance with Section 6(d) below; provided that the Conversion Notice is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”).  The term “Conversion Amount” means, with respect to any conversion of the Holder’s Note, the amount of the Holder’s Note to be converted in such conversion.

转换数目。转换持有人的债券应得的普通股数目应等于(i)转换数目（定义如下）除以(ii) 在转股声明中注明日期之日的转股价格；此数目应填于附于此协议后面的转股通知中，根据下列6(d)节送达给公司；并且，转股通知应在转股日的纽约时间下午6点（“转股日”）传真（或通过其他可知会公司的方式）给公司。“转换数目”一词的意思是，关于持有人的任何债券的转换，将被转换的债券的数目。

(iii)        Conversion Limit.  In no event, at any time that the Company has any class of its securities registered under Section 12(b) or Section 12(g) of the Exchange Act, shall the Holder be entitled to convert any portion of the Holder’s Note in excess of that portion of the Holder’s Note upon conversion of which the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of the Company (including, without limitation, the Warrants issued by the Company pursuant to the Securities Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (ii) the number of shares of Common Stock issuable upon the conversion of the portion of the Holder’s Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock.  For purposes of this Agreement, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, and Regulations 13D-G thereunder, except as otherwise provided in clause (i) above.  The Holder may waive the provisions of this Section 6(a)(iii) as to itself (and solely as to itself) (i) upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 6(a)(iii) shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver) or (ii) upon the occurrence of any event under Section 6(f)(i).  No conversion in violation of this Section 6(a)(iii), but otherwise in accordance here, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable.

转股限制。在任何情况下，只要公司有任何类型的证券是注册于证券交易法第12(b)节或第12(g)节下的，如果以下两个数目总和会导致持有人或其关联人实质性持有的股票超过公司已发行普通股的9.99%，则持有人不允许转换超过限额部分的债券：(i) 持有人及其关联人实质性持有的普通股数目（不包括持有人通过转换债券可实质性拥有的普通股，或可行使或转换的公司其他证券（包括但不限于通过证券购买协议由公司发行的期权）可转换成的普通股，都受限于此款含有的转换限额）；和(ii) 转换持有人的债券可得的普通股数目。此协议中所提及的实质性所有权由证券交易法下第13(d)节及其13D-G法规所定义，除非本节以上(i)节有其他说明。持有人可以通过以下方式放弃第6(a)(iii)节的规定（但仅能放弃与其自身相关的部分），(i)通过向公司提供61天通知，且第6(a)(iii)节的规定直到第61天（或任何一个在放弃通知中写明的一个之后的日期）之前都有效，或(ii)通过以下第6(f)(i)节中所列事件的发生。任何违反第6(a)(iii)节规定、但是却符合此条规定的转股，都不能影响因此转股而有效发行、全额支付及不可催缴的公司普通股的状态。

b.         Definitions.  The capitalized terms below as used in this Section 6 shall have the following definitions.
定义。下列用于此第6节的黑体术语定义如下：

(i)           Bloomberg.  The term “Bloomberg” shall mean Bloomberg, L.P. (or any successor to its function of reporting stock prices).
Bloomberg。 “Bloomberg”是指Bloomberg, L.P. （或延续了其报导股票价格功能的继受公司）。

(ii)          Market Price.  The term “Market Price” means, as of any date, (i) the average of the last reported sale prices for the shares of Common Stock on a national securities exchange which is the principal trading market for the Common Stock for the ten (10) Trading Days immediately preceding such date as reported by Bloomberg, (ii) if no national securities exchange is the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (x) the Board of Directors of the Company or, (y) at the option of a majority-in-interest of the Holders of the outstanding Notes, by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Company.  The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.
市场价格。“市场价格”是指，在任一日期，(i) Bloomberg报导的日期前十（10）天内在全国性主要证券交易市场的普通股成交价的平均值，(ii) 如果没有全国性证券交易市场是普通股的主要交易市场，则在相同时期内Bloomberg报导的成交价的平均值，或(iii) 如果不能以上述方式算出此段时间内的市场价格，则由下列各人善意决定：(x) 公司董事会或 (y) 由尚未偿还的债券的大部分持有人决定的在评估与公司类似业务有显著声望的投资银行。上述决定市场价格的方式也适用于与此相关的任何其他需要确定市场价格的证券。

(iii)         Trading Day.  The term “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.
交易日。“交易日”是指普通股在主要的证券交易市场或其他证券交易市场进行交易的任意一日。

c.         Authorized Shares.  The Company covenants that during the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of the Holder’s Note and the other Notes issued pursuant to this Agreement (the “Reserved Amount”).  If the Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes.  The Company (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of the Holder’s Note, and (ii) agrees that its issuance of the Holder’s Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the Holder’s Note.
核准发行的股票。公司允诺在转股权存在的期间内，公司会从其核准发行但未发行的普通股中保留足够数目的股份，不受制于优先购买权，以涵括持有人转换全部债券和根据此协议发行的其他债券可发行的普通股（“保留股份数目”）。如果公司发行任何证券或改变其股权结构，导致根据目前的转换价格债券可以转换成的普通股的数目发生变化，则公司应该同时制定适当的条款使从那之后有足够数目的核准发行及保留的普通股，不受制于优先购买权，以涵括债券可以转换成的普通股的数目。公司 (i) 声明其不可撤回地指示股票过户代理人在持有人转换债券的情况下签发普通股股权证书，且 (ii)同意其向持有人发行的债券包含了向负责签发普通股股权证书的管理人员和代理人授以十足的相关权力。

d.         Method of Conversion.
转换方法。

(i)           Mechanics of Conversion.  Subject to Section 6(a), the Holder’s Note may be converted by the Holder in whole or in part, by (i) submitting to the Company a Conversion Notice, in the form attached hereto as Exhibit A (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (ii) subject to Section 6(d)(ii), surrendering the Holder’s Note at the principal office of the Company.

转换手续。受第6(a)节限制，持有人的债券可以全部或部分转换，手续是：(i) 向公司提交附于此后的附件A转股通知（通过传真或其他可知会公司的方式在转股日的纽约时间下午6点前送达）和 (ii) 受第6(d)(ii)节限制，向公司的主要办公地点交出持有人的债券证书。

(ii)          Surrender of Note Upon Conversion.  Notwithstanding anything to the contrary set forth herein, upon conversion of the Holder’s Note in accordance with the terms hereof, the Holder shall not be required to physically surrender the Holder’s Note to the Company unless the entire unpaid principal amount of the Holder’s Note is so converted.  The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Holder’s Note upon each such conversion.  In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error.  Notwithstanding the foregoing, if any portion of the Holder’s Note is converted as aforesaid, the Holder may not transfer the Holder’s Note unless the Holder first physically surrenders the Holder’s Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of the Holder’s Note.  The Holder and any assignee, by acceptance of the Holder’s Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of the Holder’s Note, the unpaid and unconverted principal amount of the Holder’s Note represented by the Holder’s Note may be less than the amount stated on the face hereof.
转股后交还债券证书。尽管有上述规定，持有人不必向公司交回债券证书本身，除非转换了全部未付清的债券金额。持有人与公司应当记录每次转换的债券金额以及日期，或使用其他持有人和公司认为满意的记录方式，以致不需每次转换债券都要向公司交回债券证书本身。在有争议和记录有出入的情况下，如果公司的记录没有明显错误则以公司的记录为准。虽然有上述规定，如果持有人转换了部分债券，持有人不能转让剩余的债券，除非其将债券证书交还给公司，然后公司会根据持有人的要求签发新的债券证书（持有人需支付因转让产生的相关税款）以代表剩余没有支付的债券。

(iii)        Delivery of Common Stock Upon Conversion.  Upon receipt by the Company from the Holder of a facsimile transmission (or other reasonable means of communication) of a Conversion Notice meeting the requirements for conversion as provided in this Section 6(d), the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within five (5) Business Days (such fifth Business Day being hereinafter referred to as the “Deadline”) in accordance with the terms hereof and the Securities Purchase Agreement.

转股后普通股的递送。当公司收到持有人以传真的方式（或其他合理的联系方式）提供的符合第6(d)节要求的转股通知，公司应当在五（5）个工作日内（第五个工作日成为“截止日期”）根据证券购买协议签发并递送转股后的普通股股权证书。

(iv)         Obligation of Company to Deliver Common Stock.  Upon delivery by the Holder to the Company of a Conversion Notice, the Holder shall be deemed to be the Holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on the Holder’s Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 6, all rights with respect to the portion of the Holder’s Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion.  If the Holder shall have given a Conversion Notice as provided herein, the Company’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion.  The Conversion Date specified in the Conversion Notice shall be the Conversion Date so long as the Conversion Notice is received by the Company before 6:00 p.m., New York, New York time, on such date.
公司递送普通股的责任。当持有人向公司送达转股通知时，持有人被认为是转股后可得普通股的持有人，其债券的未付本金及累积和未付利息应当相应减少以反映转股的发生；以及，除非公司未能履行第6节下的义务，所有被转换部分的债券相关的权利应当终止，除了根据转股能够得到普通股或其他证券、现金或其他资产的权利。一旦持有人给了转股通知，公司签发及递送普通股股权证书的责任将是绝对的和无条件的，无论持有人有无行动去使其执行，有无对于任何规定的弃权或同意，有无对任何人的诉讼追偿，公司有无对持有人实施义务的未执行或拖延，持有人对公司有无任何质押权、反诉、扣除、限制或终止、或任何违约或声称违约，以及无论有无其他可能与此转股有关的可能限制公司对持有人这项责任的情况。转股通知中所列的日期是转股日期，只要此转股通知于当天纽约时间6:00pm之前送达于公司。

(v)           Delivery of Common Stock by Electronic Transfer.  In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in Section 6(a) and in this Section 6(d), the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.
通过电子方式送达普通股。作为取代转股后可发行的普通股股权证书，如果公司的股票过户代理人参与了储蓄信托公司（“DTC”）的证券快速自动化过户系统，在接到持有人的请求以及满足第6(a)节及第6(d)节下的规定之后，公司应该运用其最大的努力导致股票过户代理人通过其存取代理系统电子传送转股后可发行的普通股到持有人的主要经纪商的DTC账户。

e.         Concerning the Shares.
与股票有关事项

(i)           Legend.  The shares of Common Stock issuable upon conversion of the Holder’s Note may not be sold or transferred unless (A) such shares are sold pursuant to an effective registration statement under the Securities Act, (B) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (C) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”), (D) such shares are sold or transferred outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (E) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 6(e).  Except as otherwise provided in this Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of the Holder’s Note have been registered under the Act as contemplated by the Registration Rights Agreement, otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. Each certificate for shares of Common Stock issuable upon conversion of the Holder’s Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

限售条款。转换持有人的债券可发行的普通股不能出售或转让，除非 (A) 这些股票在证券法下根据有效的证券登记申请表出售， (B) 法律顾问向公司或其股票过户代理人提供法律意见（此意见书的格式、内容和范围都应与在类似交易中法律顾问出具的意见书相似），说明该证券不需根据证券法登记， (C) 这些股票可根据证券法（或继任规则）下的144规则（“144规则”）出售，(D) 这些股票可以在美国境外根据证券法下的条例S的904规则出售或转让，或(E) 这些股票转让给公司的“关联人”（如144规则所定义），关联人同意只有在符合此第6(e)节的情况下才出售或转让股票。除非本协议另有说明（并受限于以下的消除条款），直到转换持有人的债券可发行的普通股根据登记权协议在证券法下登记，否则可以根据144规则没有限制地出售于某一日允许出售的数目的股票。如果转换持有人的债券后签发的普通股没有被列于有效的证券登记申请表，或没有根据有效的证券登记申请表出售，或没有可移除限售条款的豁免可适用，则每一张股权证书都应该标注类似下文的限售条款：

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF MOQIZONE HOLDING CORPORATION (THE “COMPANY”) THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR (Y), (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY  MUST FIRST BE PROVIDED.  FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

此证书代表的证券没有在修订的1933年证券法（“美国证券法”）或任何州证券法下登记。证券持有人于此同意，为了摩奇地带控股公司（“公司”）的利益，不可要约、出售、转让、抵押或以其他方式处置，除非(X)证券登记申请表已生效或(Y)根据以下情况处置(A)对象是公司，(B) 在美国境外，根据美国证券法的S规则（“规则S”）下的904条文以及相应的当地法律法规，(C)在美国境内，根据(1)美国证券法下的144A规则或(2)美国证券法下的144规则或相应的州证券法，或(D)在另一个不需要根据美国证券法或相应的州证券法登记的交易中；但是，在根据以上(C)(2)或(D)处置的情况下，应首先取得公司满意的法律意见书。另外，除非符合证券法要求，不得对此证券进行对冲交易。

or, if the Units are purchased pursuant to Regulation S, the Notes shall contain the following legend:
或者，在（投资）单元是根据证券法条例S购买的情况下，本债券应标注以下限售条款：

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  THE SHARES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT.  THE SHARES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.
此证书代表的证券尚未在修订的1933年证券法下登记。此证券的发行是根据1933年证券法下的规则S，证券法下的登记要求不适用此证券的发行。此证券不得在美国提出要约或出售，除非已依照证券法进行登记或者登记要求得到豁免。此证书代表的证券不得进行转让，除非符合规则S的要求，符合证券法下的登记要求，或证券法下的登记要求得到豁免。另外，除非符合证券法要求，不得对此证券进行对冲交易。

(ii)          Removal of Legend.  The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if (A) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, (B) such Holder provides the Company or its transfer agent with reasonable assurances that the Common Stock issuable upon conversion of the Holder’s Note (to the extent such securities are deemed to have been acquired on the same date) can be sold pursuant to Rule 144, or (C) in the case of the Common Stock issuable upon conversion of the Holder’s Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement under the Act registering the resale of the Common Stock issuable upon conversion of the Notes if required by the Company’s transfer agent to effect the removal of the legend hereunder.  Nothing in the Holder’s Note shall (x) limit the Company’s obligation under the Registration Rights Agreement or (y) affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.
限售条款的移除。公司应该移除上述限售条款并签发给持有人新的股权证书，如果 (A) 公司或其股票过户代理人收到格式、内容和范围都与在类似交易中法律顾问出具的意见书相似的法律意见书，说明公开销售或转让这些普通股不需要根据证券法进行注册，(B) 持有人向公司或股票过户代理人提供合理保证这些转换债券而发行的普通股（这些证券被认为是同一天获得）可以根据144规则出售，或 (C) 在转换债券发行普通股的情况下，这些证券列于有效的证券登记申请表中，或可以根据144规则没有限制地出售于某一日允许出售的数目的股票。公司应使其法律顾问在证券登记申请表有效后马上向股票过户代理人出具法律意见书以移除限售条款。持有人的债券不应 (x) 限制公司于登记权协议下的义务或 (y) 以任何方式影响持有人遵循招股说明书下规定的出售股票的送达要求。

f.         Effect of Certain Events.
某些事件的影响。

(i)           Adjustment Due to Merger, Consolidation, Etc.  If, at any time when any of this Note is issued and outstanding, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Company or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then the Holder of this Note shall thereafter have the right to receive upon conversion of the Holder’s Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had the Holder’s Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of the Holder’s Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof.  The Company shall not effect any transaction described in this Section 6(f)(i) unless (a) it first gives, to the extent practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert the Holder’s Note notwithstanding Section 6(a)(iii)) and (b) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of this Section 6(f)(i).  The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.
针对合并、兼并等的调整。当此债券已发行且未付清的任何时候，如果有合并、兼并、交换股份、资本重组、重组或其他类似事件，导致公司的普通股变为公司或另一个企业的同样或不同数目的另一类别或几个类别的股票，或在非清算的情况下出售或转让公司的全部或大部分资产，则此债券的持有人有权在转换债券之后，根据于此所列的基础及条款和条件，获得假设持有人在此事件发生之前就已经转换债券可得的普通股的替代股票、证券或资产（受限于任何关于转股的限制），且在此情况下应当制定关于持有人于转股之后可得的证券或资产的权利和利益的条款（包括但不限于，转股价钱和转股之后可得的股票数目的调整）。公司不应使任何第6(f)(i)节所列的交易生效，除非 (a) 其先给三十（30）天提前通知（如果是书面通知，则提前十五（15）天）关于股东特别会议的记录日期，或者如果没有记录日期，则完成此合并、兼并、交换股份、资本重组、重组或其他类似事件的日期（在此段时间内持有人有权转换其债券，即使第6(a)(iii)节有其他规定）；和 (b) 产生的继存企业或购买企业（如果不是公司）通过书面文件继承第6(f)(i)节下的义务。以上的条文也适用于连续的兼并、合并、出售、转移或交换股份。

(ii)          Adjustment Due to Distribution.  If, at any time when this Note is issued and outstanding, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to Holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of the Holder’s Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the Holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution and the Note shall be deemed repaid by the amount of the fair value of the Distribution.
针对分派的调整。当此债券已发行且未付清的任何时候，如果公司宣布或导致其资产（或其获得资产的权利）作为红利、股份回购、返还股本或其他（包括向公司股东以子公司的现金或股票（或获得股票的权利）的方式发放红利）向普通股股东分派（“分派”），则此债券的持有者有权利在股东有资格取得此分派的记录日之后完成其债券转换并获得资产，假设持有人在此事件发生之日就已经拥有了转换债券可得的普通股因而有资格获得分派，并且其债券将会以分派的合理价格来偿还。

(iii)        Adjustment Due to Dilutive Issuance.  If, at any time when any Notes are issued and outstanding, the Company issues or sells, or in accordance with this Section 6(f) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Conversion Price will be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to the Dilutive Issuance by a fraction, (A) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in Section 6(f)(iv) hereof, received by the Company upon such Dilutive Issuance divided by the Conversion Price in effect immediately prior to the Dilutive Issuance, and (B) the denominator of which is the Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance; provided that only one adjustment will be made for each Dilutive Issuance.  The term “Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (i) pursuant to Section 6(f)(iv)(1) hereof, the maximum total number of shares of Common Stock issuable upon the exercise of Options, as of the date of such issuance or grant of such Options, if any, and (ii) pursuant to Section 6(f)(iv)(2) hereof, the maximum total number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities, as of the date of issuance of such Convertible Securities, if any.  No adjustment to the Conversion Price shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

针对摊薄发行的调整。当此债券已发行且未付清的任何时候，如果公司无对价或以比转换价格低的价格（减去合理开支、佣金、承销佣金或有关的折让之前）发行或销售，或根据此第6(f)节属于发行或销售普通股（“摊薄发行”），则转换价格马上降低，计算方式是将摊薄发行之前的转换价格乘以 (A) 分子是 (x) 在摊薄发行之前公司发行的普通股数目，加上 (y) 公司因摊薄发行得到对价的总额（根据第6(f)(iv)节计算）除以在摊薄发行前的转换价格，得到的商数，以及 (B) 分母是摊薄发行之后实质发行的普通股股数（定义如下）；受限于每次摊薄发行只有一次调整。“实质发行的普通股股数”意思是实际上发行的普通股股数（不包括寄存于公司库存的普通股），加上 (i) 根据第6(f)(iv)(1)节，行使期权可最大限度发行的普通股，如果有的话，以发行此期权之日为准，和 (ii) 根据第6(f)(iv)(2)节，转换或交换可转换证券可最大限度发行的普通股，如果有的话。在任何情况下对转换价格的调整都不应导致转换价格比调整前更高。

(iv)         Effect on Conversion Price of Certain Events.  For purposes of determining the adjusted Conversion Price, the following will be applicable:
某些事件对转换价格的影响。为了确定经调整后的转换价格，下面的各项可适用：

1.         Issuance of Rights or Options.  If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock (“Convertible Securities”) (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as “Options”) and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Conversion Price on the date of issuance or grant of such Options, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Options will, as of the date of the issuance or grant of such Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Options” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable).  No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.
权利和期权的发行。如果公司以某种方式发行或给予任何认股权、权利或期权，不管是否马上可以行使，去认购或购买普通股或其他可以传换成或交换成普通股的证券（“可转换证券”）（这些认股权、权利和期权统称为“期权”）以及每股的认购价格低于发行这些期权当日的转换价格，则行使全部期权可发行的全部普通股股数在发行或给予这些期权的当日被认为是已经发行，并且已经被公司以这样的价钱发行及售出。上一句中“每股的认购价格”由将 (i) 公司因发行或给予这些期权获得的对价总额（如有），加上行使这些期权将会付给公司的最低额外对价（如有），加上，在行权后可得可转换证券的情况下，在允许的第一时间内将这些可转换证券转换或交换需要付的最低额外对价，除以，(ii) 行使期权（假设所有的可转换证券都转换成普通股，如有）可发行的最大数额的普通股数目。在实际行使期权而发行普通股和转换或交换可转换证券而发行普通股的时候，不会进一步调整转换价格。

2.         Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share.  For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.  No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

可转换证券的发行。如果公司以任何方式发行或出售可转换证券，不管是否马上可以转换（因行使期权而发行可转换证券的情况除外）和经过转换后普通股每股价钱少于发行当日的转换价格，则转换或交换全部可转换证券可发行的普通股的全部股数将会被认为是在发行此可转换证券当日被认为是已经发行，并且已经被公司以这样的价钱发行及售出。上一句中“经过转换后普通股每股价钱”由将 (i) 公司因发行或售出这些可转换证券获得的对价总额（如有），加上行使这些期权将会付给公司的最低额外对价（如有），加上，在允许的第一时间内将这些可转换证券转换或交换需要付的最低额外对价，除以，(ii) 转换或交换这些可转换证券可发行的最大数额的普通股数目。在实际转换或交换可转换证券而发行普通股的时候，不会进一步调整转换价格。

3.         Change in Option Price or Conversion Rate.  If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.
期权价格或转换价格的变动。如果在任何时候有以下的变动：(i) 行使期权付给公司的额外对价；(ii) 转换或交换可转换证券（如有）付给公司的额外对价；或 (iii) 可转换证券可以转换或交换成普通股的比率（不包括因保护反摊薄而制定的条款导致的改变），则在发生此变动时有效的转换价格将被根据假设期权或可转换证券最初被授予、发行或出售时的条款允许的额外对价或变动的转换价格作相应调整。

4.         Subdivision or Combination of Common Stock.  If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after such date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.
普通股的分拆或合并。如果公司在任何时候将于此协议下可获得的普通股分拆（通过分股、红利、资本重组、重组、重新分类或其他方式）成更大数目的股份，则，此分拆记录日之后，分拆发生之前的转换价格将会按比例减少。如果公司在任何时候将于此协议下可获得的普通股合并（通过反向并购、资本重组、重组、重新分类或其他方式）成更小数目的股份，则，此合并记录日之后，合并之前的转换价格将会按比例增加。

5.         Treatment of Expired Options and Unexercised Convertible Securities.  If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.
对期满的期权及没有行使的可转换证券的处置。如果通过行使期权或通过转换或交换可转换证券可发行的普通股实际上没有发行，并且可以行使此期权或转换或交换此可转换证券的权利已经期满或终止，当时有效的转换价格将会调整为在期权期满或可转换证券终止的那一刻、假设刚好在期满或终止那一刻之前可发行的数目（而不是考虑到行权或转股实际能发行的普通股股数）从来没有被发行的情况下的转换价格。

6.         Calculation of Consideration Received.  If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of the Holder’s Note will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt.  In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

关于对价的计算。如果任何普通股、期权或可转换证券以现金作为对价被发行或销售，则对于持有人的债券的对价是在减去合理开支、佣金、承销佣金或有关的折让或与此发行、给予或销售有关的由公司产生的其他合理费用之前公司收到的金额。如果任何普通股、期权或可转换证券以部分或全部非现金方式作为对价被发行或销售，公司收到的非现金对价将会是此对价的公允价值；除了此对价包含证券的情况下，则公司收到的对价将会是接收日当天的市场价格。如果在并购、合并或兼并的情况下公司是存续公司并发行普通股、期权或可转换证券，则对价被视为非存续公司的净资产和营业额的公允价值，因为其贡献于这些普通股、期权或可转换证券。除了现金和证券之外的物品的公允价值将由公司董事会出于善意决定。

7.         Exceptions to Adjustment of Conversion Price.  No adjustment to the Conversion Price will be made upon (i) securities issued pursuant to a bona fide acquisition of another business entity or business segment of any such entity by the Issuer pursuant to a merger, purchase of substantially all the assets or any type of reorganization (each an “Acquisition”) provided that (A) the Issuer will own more than fifty percent (50%) of the voting power of such business entity or business segment of such entity and (B) such Acquisition is approved by the Board; (ii) securities issued pursuant to Common Stock Equivalents issued or outstanding on or prior to the date of the Securities Purchase Agreement or issued pursuant to the Securities Purchase Agreement (so long as the terms governing the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holder); (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital; (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to equity incentive plans that are adopted by the Board; (v) securities issued to any placement agent and its respective designees for the transactions contemplated by the Securities Purchase Agreement; (vi) securities issued to advisors or consultants (including, without limitation, financial advisors and investor relations firms) in connection with any engagement letter or consulting agreement, provided that any such issuance is approved by the Board; (vii) securities issued to financial institutions or lessors in connection with reasonable commercial credit arrangements, equipment financings or similar transactions, provided that any such issue is approved by the Board of Directors; (viii) securities issued to vendors or customers or to other persons in similar commercial situations as the Company, provided that any such issue is approved by the Board of Directors; (ix) securities issued in connection with any recapitalization; (x) Common Stock issued upon exercise of any of the Warrants issued pursuant to the Securities Purchase Agreement; and (xi) Common Stock issued upon the conversion or exercise of any Convertible Securities outstanding on the date of the Securities Purchase Agreement.

关于对转换价格进行调整的例外事项。发行人不应对转换价格进行任何调整，如果(i)因发行人合并、实质买入全部资产或任何种类的重组（分别称为“并购”）而善意取得其他经营实体或其业务部门而发行证券，如果(A)发行人将拥有该等经营实体或其业务部门大于百分之五十（50%）的表决权且(B)该等并购经董事会批准；(ii)因转换或行使在证券购买协议之日或之前已发行的普通股认购权或根据证券购买协议（只要其规定该等证券的转换或行权价格的条款未修订为降低该等价格或对持有人不利）而发行证券；(iii)因善意战略许可协议或其他合作安排而发行证券，只要该等发行不以筹集资金为目的；(iv)因董事会通过的股权激励计划而发行普通股或发行或授权普通股的买入权；和(v)为完成证券购买协议项下的交易向任何私募代理人及其指定人发行证券；(vi)根据聘用函或咨询协议向顾问或咨询人（包括但不限于财务顾问和投资者关系公司）发行证券，以该发行经董事会批准为前提；(vii)根据商业信用安排、设备融资或类似交易向金融机构或出租人发行证券，以该发行经董事会批准为前提；(viii)向卖主或消费者或其他与公司类似商业境遇的个人发行证券，以该发行经董事会批准为前提；(ix)与资本结构调整相关的证券发行；(x) 因转换根据证券购买协议而发行的期权而发行普通股；和(xi)因转换或行使于证券购买协议当天发行的可转换证券而发行普通股。

(v)           Notice of Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 6(f), the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of any Holder of Notes, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of such Holder’s Note.

调整通知。当发生此第6(f)节所列的转换价格调整或再调整的情况时，公司应自理费用尽快计算出此调整或再调整，并为此债券持有人准备及提供一份证书列明这些调整或再调整，以及详细阐明导致这些调整或再调整的事实。在任意债券持有人在任意时间以书面要求的情况下，公司应当向持有人提供一份证书，列明(i) 此调整或再调整，(ii) 当时有效的转换价格，以及 (iii) 当持有人转换其债券的时候可以获得的普通股股数以及其他证券或财物（如有）的数量。

g.           Status as Shareholder.  Upon submission of a Conversion Notice by the Holder of this Note, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of the Holder’s Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of the Holder’s Note.  Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the third (3rd) Business Day after the Deadline with respect to a conversion of any portion of the Holder’s Note for any reason, then the Holder may elect at such Holder’s option to regain the rights of a Holder of the Holder’s Note with respect to such attempted converted portions of the Holder’s Note and the Company shall, as soon as practicable, return such attempted converted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of the Holder’s Note has not been converted.  In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Holder’s Note.
股东。当持有人向公司送达关于此债券的转股通知时，(i) 有关的股份（因为超出保留股份数目的限额而被禁止发行的股票除外）被视为转换成普通股，和 (ii) 持有人对已转换部分的债券的权利应当停止及终止，但根据转股能得到普通股股权证书的权利、以及当公司违反此证书条款时持有人拥有其他此证书列明的或其他在法律或衡平法中适用的救济方法除外。尽管有上述规定，如果持有人在转股的截止日期后第三个工作日都没有收到全部普通股的股权证书，则持有人可以选择重新获得尝试转换的部分债券相关的持有人权利，并且公司应当尽快返还此尝试转换的债券证书，或者，如果债券证书没有交回给公司，则应当调整其记录反映出持有人这部分的债券没有被转换。在任何情况下，持有人应持有其权利并且公司未能转换其债券的相关救济。

7.           Applicable Law.    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

适用法律。本债券证书的条文以及各方的权利应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州法的冲突法。

8.           Facsimile Signatures.        This Note may be executed by facsimile signature which shall, for all purposes be deemed to be as legally valid and binding upon the Company as a ribbon original signature.
传真签名。此债券证书可以由传真签名有效签署，在任何情况下都被认作是与原始签名一样在法律上有效及对公司有约束力。

9.           Portfolio Interest.       It is intended that all interest paid hereunder shall constitute “portfolio interest” within the meaning of Section 871(h) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.
投资组合利息。所有此债券产生的利息都符合经修订的1986年国内收入法第871(h)节以及在其下颁布的财政政策关于“投资组合利息”的定义。

the balance of this instrument is intentionally left blank - signature page follows
此页以下留空 – 后为签名页

IN WITNESS WHEREOF, the Company has executed and delivered this Note the date and year first above written.
鉴于此，公司于本协议首页所注日期签署并送达此债券证书。

MOQIZONE HOLDING CORPORATION
摩奇地带控股公司

By: _______________________________
签署：
Name: Lawrence Cheung
姓名：
Title:	CEO
职称：首席执行官

EXHIBIT A
附件A

Date:
日期

Leser, Hunter, Taubman & Taubman
c/o MoqiZone Holding Corporation
17 State Street, Floor 20
New York, NY 10004

CONVERSION NOTICE
转股通知

      The undersigned Lender hereby gives notice to MoqiZone Holding Corporation, a Delaware corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on [  ], 2010 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.  Said conversion shall be based on the Conversion Price set forth below.
下列签署的贷与人于此通知摩奇地带控股公司（特拉华州注册公司，“公司”），根据2010年__月__日公司发行的可转换债券（“债券”），债券持有人决定于下列转股日期转换以下列明的部分债券为全额支付及不可催缴的公司普通股。此转股的价格如下。

A.	Date of conversion: ____________
转股日期
B.	Conversion #: ____________
转换号码
C.	Conversion Amount: ____________
转换数目
D.	Conversion Price: ______
转换价格
E.	Conversion Shares: _______________ (C divided by D)
转换股数目（C除以D）
F.	Remaining Note Balance: ____________
剩余债券数目

If available, please transfer the Conversion Shares electronically (via DWAC) to the following account:
如果可以，请将转换股电子转账（通过DWAC系统）到以下账户：

Broker:	Address:
经纪商：	地址：

DTC #:
DTC号码：

Account #:
账户号码：

Account Name:
账户名称：

Sincerely,
诚挚的，

Company Name (if applicable)
公司名称（如果适用）

By:
签署

Printed Name (and title if applicable)
姓名正楷（如果适用，请提供职称）